As filed with the Securities and Exchange Commission
                            on March 7, 1997.
                                                   Registration Nos. 33-88792
                                                                     811-8960
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                             ____________________

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]
     Pre-Effective Amendment No.                                       [ ]
     Post-Effective Amendment No.   2                                  [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]
        Amendment No.    4                                             [X]

                      (Check appropriate box or boxes.)

                     LPT VARIABLE INSURANCE SERIES TRUST
              __________________________________________________
              (Exact name of registrant as specified in charter)

          1755 Creekside Oaks Drive
          Sacramento, CA                                               95833
          ________________________________________                  __________
          (Address of Principal Executive Offices)                  (Zip Code)

Registrant's Telephone Number, Including Area Code   (916) 641-4200

                               George Nicholson
                   London Pacific Life and Annuity Company
                            3109 Poplarwood Court
                        Raleigh, North Carolina  27604

                   (Name and Address of Agent For Service)

                                  Copies to:

                         Raymond A. O'Hara III, Esq.
                      Blazzard, Grodd & Hasenauer, P.C.
                                P.O. Box 5108
                             Westport, CT  06881
                                (203) 226-7866

It is proposed that this filing will become effective (Check appropriate space):

  _____    immediately upon filing pursuant to paragraph (b) of Rule 485
  _____    on (date) pursuant to paragraph (b) of Rule 485
  __X__    60 days after filing pursuant to paragraph (a)(1) of Rule 485
  _____    on (date) pursuant to paragraph (a)(1) of Rule 485
  _____    75 days after filing pursuant to paragraph (a)(2) of Rule 485
  _____    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

  _____    This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Registrant has declared that it has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940, and the Rule 24f-2 Notice for Registrant's fiscal year 1996 was filed on or about February 27, 1997.
==============================================================================




                     LPT VARIABLE INSURANCE SERIES TRUST

                            CROSS REFERENCE SHEET
                         (as required by rule 404(c))

                        PART A

N-1A
--------
Item No.                                       Location
--------                                       ----------------------------

1.        Cover Page.........................  Cover Page

2.        Synopsis...........................  Not Applicable

3.        Condensed Financial Information....  Financial Highlights

4.        General Description of Registrant..  Cover Page; Investment
                                               Objectives and Policies;
                                               Additional Information

5.        Management of the Fund.............  Management of the Trust;
                                               Additional Information

6.        Capital Stock and Other Securities.  Sales and Redemptions;
                                               Net Asset Value; Tax Status,
                                               Dividends and Distributions;
                                               Additional Information

7.        Purchase of Securities Being
               Offered.......................  Net Asset Value; Sales and
                                               Redemptions

8.        Redemption or Repurchase...........  Sales and Redemptions;
                                               Net Asset Value

9.        Pending Legal Proceedings..........  Not Applicable

                        PART B

10.       Cover Page.........................  Cover Page

11.       Table of Contents..................  Cover Page

12.       General Information and History....  Not Applicable

13.       Investment Objectives and Policies.  Investment Objectives and
                                               Policies of the Trust;
                                               Investment Restrictions;
                                               Portfolio Turnover





                        CROSS REFERENCE SHEET (cont'd)
                         (as required by rule 404(c))

N-1A
--------
Item No.                                       Location
--------                                       ---------------------------------

14.       Management of the Fund.............  Management of the Trust

15.       Control Persons and Principal
               Holders of Securities.........  Management of the Trust

16.       Investment Advisory and Other
               Services......................  Management of the Trust;
                                               Independent Accountants;
                                               Custodian

17.       Brokerage Allocation...............  Management of the Trust
                                               (Brokerage and Research
                                               Services)

18.       Capital Stock and Other Securities.  Sales and Redemptions (Part A);
                                               Net Asset Value (Part A); Tax
                                               Status, Dividends and Distribu-
                                               tions (Part A); Organization and
                                               Capitalization; Additional
                                               Information (Part A)

19.       Purchase, Redemption and Pricing of
               Securities Being Offered......  Determination of Net Asset
                                               Value; Sales and Redemptions
                                               (Part A)

20.       Tax Status.........................  Taxes; Dividends and
                                               Distributions

21.       Underwriters.......................  Not Applicable

22.       Calculations of Yield Quotations of
               Money Market Funds............  Performance Information

23.       Financial Statements...............  Financial Statements



                                    PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.



                                    PART A


The Prospectuses for each of the following series of the LPT Variable Insurance Series Trust are incorporated into Part A of this Post-Effective Amendment No. 2, by reference to the Prospectus for each such series of the Trust as filed electronically on May 20, 1996, pursuant to Rule 497(e)(File No. 33-88792): MFS Total Return Portfolio, Salomon U.S. Quality Bond Portfolio, Strong International Stock Portfolio, Strong Growth Portfolio, Lexington Corporate Leaders Portfolio and Salomon Money Market Portfolio.

                       HARRIS ASSOCIATES     VALUE PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 Creekside Oaks Drive
                          Sacramento, California 95833

                                 Class A Shares

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (the "Portfolios"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE HARRIS ASSOCIATES VALUE PORTFOLIO ONLY (formerly the MAS Value Portfolio). This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus carefully before investing in the Harris Associates Value Portfolio and keep it for future reference. The Prospectus contains information about the Harris Associates Value Portfolio, formerly the MAS Value Portfolio, that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May __, 1997, is available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.

                       PROSPECTUS DATED MAY __, 1997






                                TABLE OF CONTENTS

                                                                        Page

FINANCIAL HIGHLIGHTS

INVESTMENT OBJECTIVE AND POLICIES
           Harris Associates Value Portfolio

INVESTMENT TECHNIQUES

RISK FACTORS

RESTRICTIONS ON THE PORTFOLIO'S INVESTMENTS

MANAGEMENT OF THE TRUST
         Investment Adviser
         Expense Reimbursement
         Organizational Expenses of the Trust
         Sub-Adviser
         Sub-Advisory Fees
         Portfolio Transactions

SALES AND REDEMPTIONS

NET ASSET VALUE

PERFORMANCE INFORMATION

TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

ADDITIONAL INFORMATION






                              FINANCIAL HIGHLIGHTS

                       LPT Variable Insurance Series Trust
                       Harris Associates     Value Portfolio
                              Financial Highlights
          For the Period January 31, 1996 (Commencement of Operations)
                              to December 31, 1996
                  For a Share Outstanding Throughout the Period

                           [TO BE FILED BY AMENDMENT]

                        INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Harris Associates Value Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies and limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

    Harris Associates Value Portfolio

Objective:

To seek long-term capital appreciation by investing primarily in equity securities. Although income is considered in the selection of securities, the Portfolio is not designed for investors whose primary investment objective is income.

How the Portfolio Invests:

The Portfolio invests principally in securities of U.S. issuers. However, it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets. See "Risk Factors International Investing" below.

         INVESTMENT TECHNIQUES

     Equity Securities. The equity securities in which the Portfolio may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in the selection of equity securities for the Portfolio is the size of the discount of market price relative to the economic value of the security as determined by the Sub-Adviser. The Sub-Adviser's investment philosophy for those investments is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long-term capital appreciation.

     The Sub-Adviser uses several qualitative and quantitative methods in analyzing economic value, but considers the primary determinant of value to be the enterprise's long-run ability to generate cash for its owners. Once the Sub-Adviser has determined that a security is undervalued, the Sub-Adviser will consider it for purchase by the Portfolio, taking into account the quality and motivation of the management, the firm's market position within its industry and its degree of pricing power. The Sub-Adviser believes that the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

     Debt Securities. The Portfolio may invest in debt securities of both governmental and corporate issuers. The Portfolio may invest up to 25% of its assets (valued at the time of investment), in debt securities that are rated below investment grade, without a minimum rating requirement. Lower-grade debt securities (commonly called "junk bonds") are obligations of issuers rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. See "Risk Factors." A description of the ratings used by S&P and Moody's is included as an appendix to the SAI.

     Short Sales against the Box. The Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Sub-Adviser does not want to sell the security. The Trust does not currently expect that more than 20% of the Portfolio's total assets would be involved in short sales against the box. For a more complete explanation, please refer to the SAI.

     Currency Exchange Transactions. The Portfolio may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Portfolio may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Portfolio's forward transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specified receivable or payable of the Portfolio accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Portfolio may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When the Portfolio owns or anticipates owning securities in countries whose currencies are linked, the Sub-Adviser may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect the Portfolio from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Portfolio's total return.

     Other Investment Companies. Certain markets are closed in whole or in part to equity investments by foreigners. The Portfolio may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. The Portfolio generally may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

     Investment in another investment company may involve the payment of a premium above the value of such issuers' portfolio securities, and is subject to market availability. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of the Sub-Adviser, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own management fees and other expenses.

     When-Issued and Forward Commitment Securities. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. There is a risk that the securities may not be delivered or that they may decline in value before the settlement date.

     Private Placements. The Portfolio may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. The Portfolio will not purchase such a security if more than 15% of the value of the Portfolio's net assets would be invested in illiquid securities.

     Options. The Portfolio may purchase both call options and put options on securities. A call or put option is a contract that gives the Portfolio, in return for a premium paid on purchase of the option, the right to buy from, or to sell to, the seller of the option the security underlying the option at a specified exercise price during the term of the option.

     Cash Reserves. To meet liquidity needs or for temporary defensive purposes, the Portfolio may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities.

                                  RISK FACTORS

     General. All investments, including those in mutual funds, have risks, and no investment is suitable for all investors. The Portfolio is intended for long-term investors.

     Small Cap Companies. During some periods, the securities of small cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small cap companies tend to be more volatile and less liquid than stocks of large companies. Small cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

     International Investing. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

     You should understand and consider carefully the greater risks involved in investing internationally. Investing in securities of non-U.S. issuers, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

     Although the Portfolio tries to invest in companies and governments of countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations. Economics in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic products, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

     The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

     The Portfolio may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) that are not sponsored by the issuer of the underlying security. To the extent it does so, the Portfolio would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.
     The cost of investing in securities of non-U.S. issuers is higher than the cost of investing in U.S. securities.

     Debt Securities. As noted above, the Portfolio may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Portfolio's Sub-Adviser to be of comparable quality. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Portfolio's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that the Portfolio invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Portfolio would probably be unable to replace them with securities having as great a yield.

     Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rates changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may reexperience difficulty in servicing their principal and interest payment obligations.

     Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Portfolio may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

                   RESTRICTIONS ON THE PORTFOLIO'S INVESTMENTS

The Portfolio will not:

     1. In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer, or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing [the Portfolio will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of its total assets];

     4.  Issue  any  senior   security   except  in  connection  with  permitted
borrowings; or

     5. Make loans, except that the Portfolio may invest in debt obligations and repurchase agreements. [A repurchase agreement involves a sale of securities to the Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses. The Portfolio may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.] The Portfolio may not lend its portfolio securities.

These restrictions, except for the bracketed portions, and certain other restrictions described in the SAI are fundamental and may be changed only with the approval of the holders of a majority of the shares of the Portfolio. The other investment restrictions described here and in the SAI are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

                             MANAGEMENT OF THE TRUST

Investment Adviser

Under an Investment Advisory Agreement dated January 9, 1996, LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are now provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

    As full compensation for its services under the Investment Advisory Agreement with respect to the Harris Associates Value Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

Portfolio                                    Advisory Fee
---------                                    ------------
   Harris Associates Value                   1.00% of first $25 million of average daily
Portfolio                                    net assets

                                             .85% of next $75 million of average daily
                                             net assets

                                             .75% of average daily net assets over and
                                             above $100 million

Expense Reimbursement

The Life Company has voluntarily agreed through December 31, 1997 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.29%. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio.

Organizational Expenses of the Trust

The Life Company paid for all organizational expenses of the Trust including contribution of the initial "seed money" to the Trust.

Sub-Adviser

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

    The Sub-Adviser for the Portfolio is Harris Associates L.P., a limited partnership, managed by its general partner, Harris Associates, Inc., a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC owns all of the limited partnership interests in the Sub-Adviser. NEIC is a publicly traded limited partnership that owns investment management firms. A majority of the limited partnership interests in NEIC is owned by Metropolitan Life Insurance Company. The Sub-Adviser is located at 2 North LaSalle Street, Chicago, IL 60602.

The investment professionals of the Sub-Adviser who are primarily responsible for the day-to-day management of the Portfolio are Robert Sanborn and Floyd Bellman. Mr. Sanborn, a portfolio manager of the Sub-Adviser, joined the Sub-Adviser in August 1988 and has managed The Oakmark Fund of the Harris
Associates Investment Trust since its inception in 1991. Mr. Bellman, a portfolio manager at the Sub-Adviser, joined the firm in 1995. Prior to joining the Sub-Adviser, Mr. Bellman was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

Sub-Advisory Fees

Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

Portfolio                                        Advisory Fee
---------                                        ------------
   Harris Associates Value                       .75% of first $25 million of average daily
Portfolio                                        net assets

                                                 .60% of next $75 million of average daily
                                                 net assets

                                                 .50% of average daily net assets over and
                                                 above $100 million

Portfolio Transactions

The Sub-Advisory Agreement authorizes the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Sub-Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, the Portfolio may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.



Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Sub-Adviser, and the results of such allocations, are subject to periodic review by the Trust's Trustees.

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation means that a debt security with a maturity at purchase of 60 days or less is valued at its acquisition cost and a debt security originally purchased with a maturity in excess of 60 days, which currently has a maturity of 60 days or less, is valued at the market or fair value of the security on the 61st day prior to maturity (each as adjusted for amortization of premium or discount) rather than at current market value. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

Performance of the Portfolio

The following table shows the average annualized total returns for the fiscal period ended December 31, 1996, of an investment since inception in the Harris Associates Value Portfolio, formerly MAS Value Portfolio, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market.

                                                              Since               Inception
Fund                                                          Inception           Date
----                                                          ---------           ---------
Harris Associates Value,
   formerly MAS Value                                          ____%               ______

Standard & Poor's 500 Stock Index                              ____%               ______

Comparable Public Fund Performance

The Harris Associates Value Portfolio has the same investment objective and follows substantially the same investment strategies as The Oakmark Fund of the Harris Associates Investment Trust, a mutual fund whose shares are sold to the public, the investment adviser of which is the Sub-Adviser.

Set forth below is the historical performance of The Oakmark Fund. Investors should not consider this performance data as an indication of the future performance of the Harris Associates Value Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by The Oakmark Fund, and not those to be paid by the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Life Company in connection with its sale of VA Contracts. Investors should refer to the separate account prospectus describing the VA Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Harris Associates Value Portfolio to calculate its own performance.

The following table shows the average annualized total returns for the fiscal year ended December 31, 1996, of a 1-year and 5-year investment and of an investment since inception in The Oakmark Fund, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market.

                                                                                  Since           Inception
Fund                                                  1 Year        5 Years       Inception       Date
----                                                  ------        -------       ---------       ----

The Oakmark Fund of the Harris
    Associates Investment Trust                        ____%         ____%         ____%           ______

Standard & Poor's 500 Stock Index                      ____%         ____%         ____%           ______

                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of such income and gains are distributed to the separate account of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights. The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


                 ROBERTSON STEPHENS SMALLER COMPANIES PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 Creekside Oaks Drive
                          Sacramento, California 95833

                                 Class A Shares

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (the "Portfolios"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE ROBERTSON STEPHENS SMALLER COMPANIES PORTFOLIO ONLY, formerly the Berkeley Smaller Companies Portfolio. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus carefully before investing in the Robertson Stephens Smaller Companies Portfolio and keep it for future reference. The Prospectus contains information about the Robertson Stephens Smaller Companies Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May __, 1997 is available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.

                         PROSPECTUS DATED MAY __, 1997






                                TABLE OF CONTENTS

                                                                  Page


FINANCIAL HIGHLIGHTS

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS
         Investment Objectives and Policies
         Other Investment Practices and Risk Considerations

MANAGEMENT OF THE TRUST
         Investment Adviser
         Expense Reimbursement
         Organizational Expenses of the Trust
         Sub-Adviser
         Sub-Advisory Fees
         Allocation of Portfolio Transactions

SALES AND REDEMPTIONS

NET ASSET VALUE

PERFORMANCE INFORMATION
         Performance of the Portfolio

TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

ADDITIONAL INFORMATION






                                FINANCIAL HIGHLIGHTS

                         [TO BE FILED BY AMENDMENT]

             INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Robertson Stephens Smaller Companies Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies and limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

    In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in the SAI: Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

    Investment Objectives and Policies

The Robertson Stephens Smaller Companies Portfolio's investment objective is to seek long-term capital growth. In selecting investments for the Portfolio, the Sub-Adviser focuses on small- and mid-cap companies, to create a portfolio of investments broadly diversified over industry sectors and companies.

The Portfolio will invest primarily in common and preferred stocks and warrants. Although the Portfolio intends to focus on companies with market capitalizations of up to $3 billion, the Portfolio will remain flexible and may invest in securities of larger companies. The Portfolio may also purchase debt securities which the Sub-Adviser believes are consistent with the Portfolio's investment objective, and may engage in short sales of securities it expects to decline in price.

Small- and mid-cap companies may present greater opportunities for investment return than do larger companies, but also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Investments in Smaller Companies," below.

The Portfolio's investment strategies and portfolio investments will differ from those of most other mutual funds. The Sub-Adviser seeks aggressively to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The Sub-Adviser may devote more of the Portfolio's assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Portfolio that would be inappropriate for less aggressive mutual funds. In addition, unlike most other mutual funds, the Portfolio may engage in short sales of securities which involve special risks.

The Portfolio does not invest for current income. The Portfolio may hold a portion of its assets in cash or money market investments.

All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment.

For a description of certain risks associated with the Portfolio's investment practices, see "Other Investment Practices and Risk Considerations," below.

Other Investment Practices and Risk Considerations

The Portfolio may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices (some of which, including, for example, options and futures contracts, and certain debt securities, may be considered "derivative" investments), including limitations designed to reduce these risks.

Investments in Smaller Companies. The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when the Sub-Adviser would otherwise have sold the security. It is possible that the Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

Short Sales. When the Sub-Adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Portfolio may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. All short sales must be fully collateralized.

Foreign Securities. The Portfolio may invest in securities principally traded in foreign markets. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. Except as otherwise provided in this Prospectus, there is no limit on the amount of the Portfolio's assets that may be invested in foreign securities.

The Portfolio may invest in securities of issuers in developing countries. The Portfolio may at times invest a substantial portion of its assets in such securities. Investments in developing countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in developing countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, these securities may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

Debt Securities. The Portfolio may invest in debt securities from time to time, if the Sub-Adviser believes investing in such securities might help achieve the Portfolio's objective. The Portfolio may invest in debt securities to the extent consistent with its investment policies, although the Sub-Adviser expects that under normal circumstances the Portfolio would not likely invest a substantial portion of its assets in debt securities.

The Portfolio may invest in lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which the Portfolio may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the SAI.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. In addition, the lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived inability of an issuer to make payments of interest and principal may also affect the value of these investments. See the SAI.

The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective. If a security's ratings is reduced below investment grade, an investment in that security may entail the risks of lower-rated securities described below.

Options and Futures. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return.

The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above. Options and futures transactions involve certain risks which are described below and in the SAI.

Transactions in options and futures contracts involve brokerage costs and may require the Portfolio to segregate assets to cover its outstanding positions. For more information, see the SAI.

Index Futures and Options. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices (or may purchase investments whose values are based on the value from time to time of one or more securities indices) for hedging purposes. An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also buy and sell index futures and options to increase its investment return.

Risks Related to Options and Futures Strategies. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by the Portfolio that are the subject of a hedge. The successful use by the Portfolio of the strategies described above further depends on the ability of the Sub-Adviser to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out futures or options positions. Although the Portfolio will enter into options or futures transactions only if the Sub-Adviser believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Certain provisions of the Internal Revenue Code may limit the Portfolio's ability to engage in options and futures transactions.

The Portfolio expects that its options and futures transactions generally will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-Adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

Securities Loans and Repurchase Agreements. The Portfolio may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

Defensive Strategies. At times, the Sub-Adviser may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Sub-Adviser believes to be consistent with the Portfolio's best interests.

See the SAI for the full text of these restrictions and the Portfolio's other investment policies. Except for those investment restrictions designated as fundamental in the SAI, the investment policies described in this Prospectus and in the SAI are not fundamental policies. The Trust's Board of Trustees may change a non-fundamental investment policy without shareholder approval.

                             MANAGEMENT OF THE TRUST

Investment Adviser

Under an Investment Advisory Agreement dated January 9, 1996, LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are now provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Robertson Stephens Smaller Companies Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.


Portfolio                                             Advisory Fee
---------                                             ------------
 Robertson Stephens Smaller
  Companies Portfolio                                .95% of first $10 million of average
                                                     daily net assets

                                                     .90% of the next $25 million of average
                                                     daily net assets

                                                     .85% of the next $165 million of average
                                                     daily net assets

                                                     .80% of average daily net assets over
                                                     and above $200 million



Expense Reimbursement

The Life Company has voluntarily agreed through December 31, 1997 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of ____%. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio.

Organizational Expenses of the Trust

The Life Company paid for all organizational expenses of the Trust including contribution of the initial "seed money" to the Trust.

Sub-Adviser

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

     The Sub-Adviser for the Portfolio is Robertson, Stephens & Company Investment Management, L.P., 555 California Street, San Francisco, CA 94104. Robertson, Stephens & Company Investment Management, L.P., a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The general partner of Robertson, Stephens & Company Investment Management, L.P. is Robertson, Stephens & Company, Inc. The Sub-Adviser and its affiliates have in excess of $3.4 billion under management in public and private investment funds. Robertson, Stephens & Company LLC, its general partner, Robertson, Stephens & Company, Inc., and Sanford R. Robertson may be deemed to be control persons of the Sub-Adviser.

The portfolio manager for the Portfolio is John L. Wallace who has been a portfolio manager with the Sub-Adviser since July 1995. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

Prior to joining the Sub-Adviser, Mr. Wallace was Vice President of Oppenheimer Funds, Inc., where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund from 1991 through June 1995 and of the Oppenheimer Total Return Fund from 1990 through June 1995.

Sub-Advisory Fees

Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

Portfolio                                            Sub-Advisory Fee
--------                                             ----------------
Robertson Stephens Smaller
  Companies Portfolio                                .70% of first $10 million of average
                                                     daily net assets

                                                     .65% of the next $25 million of average
                                                     daily net assets

                                                     .60% of the next $165 million of average
                                                     daily net assets

                                                     .55% of average daily net assets over
                                                     and above $200 million

Allocation of Portfolio Transactions

Neither the Adviser nor the Sub-Adviser has any agreement or commitment to place orders with any particular securities dealer or dealers with respect to the Portfolio. In placing orders for the Portfolio's investment transactions, the Sub-Adviser seeks the best net results, analyzing such factors as price, size of order, difficulty of execution and the operational capabilities of the firm involved. Prior to making an investment, the Sub-Adviser performs considerable research on the specified company and country. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case there are no commissions or discounts. Dealers may receive commissions on futures, currency and options transactions. Commissions on trades made through foreign securities exchanges or OTC markets typically are fixed and generally are higher than those made through United States securities exchanges or OTC markets.

Consistent with its obligation to obtain the best net results, the Sub-Adviser may consider research and brokerage services provided by the securities broker-dealer as a factor in considering through whom portfolio transactions will be effected. The Portfolio may pay to those securities broker-dealers who provide brokerage and research services to the Sub-Adviser a higher commission than that charged by other securities broker-dealers if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms either of the particular transaction, or in terms of the overall responsibility of the Sub-Adviser to the Portfolio and to any other accounts over which the Sub-Adviser exercises investment discretion.

    Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Sub-Adviser, and the results of such allocations, are subject to periodic review by the Trust's Trustees.

    Portfolio Turnover. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of the Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by the Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. Annual portfolio turnover is expected to be less than 200% for the Portfolio.

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation means that a debt security with a maturity at purchase of 60 days or less is valued at its acquisition cost and a debt security originally purchased with a maturity in excess of 60 days, which currently has a maturity of 60 days or less, is valued at the market or fair value of the security on the 61st day prior to maturity (each as adjusted for amortization of premium or discount) rather than at current market value. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

This Portfolio may invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of the Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

     Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.



Performance  of  the  Portfolio       The  following  table  shows  the  average
annualized total return for the fiscal period ended December 31, 1996, of an investment since inception in the Robertson Stephens Smaller Companies Portfolio, formerly Berkeley Smaller Companies Portfolio, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market.

                                                                            Since             Inception
Portfolio                                                                   Inception         Date
---------                                                                   ---------         ---------
Robertson Stephens Smaller Companies Portfolio,
formerly Berkeley Smaller Companies Portfolio                                ___%              1/31/96

Standard & Poor's 500 Stock Index                                            ___%              _______

                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of such income and gains are distributed to the separate account of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

   The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.



                                    PART B

                     LPT VARIABLE INSURANCE SERIES TRUST

                                  FORM N-1A

                                    PART B




                     STATEMENT OF ADDITIONAL INFORMATION

                           May __, 1997

This Statement of Additional Information (this "SAI") contains information which may be of interest to investors but which is not included in the Prospectus of LPT Variable Insurance Series Trust (the "Trust"). This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Trust dated May __, 1997. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling London Pacific Life and Annuity Company ("Life Company") at (800) 852-3152.

THIS SAI CONTAINS INFORMATION RELATING TO ALL PORTFOLIOS OF THE TRUST.



                              TABLE OF CONTENTS
                                                                          PAGE

DEFINITIONS

INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST

DESCRIPTION OF SECURITIES, INVESTMENT POLICIES AND RISK FACTORS
Repurchase Agreements
Mortgage Dollar Rolls and Reverse Repurchase Agreements
Illiquid or Restricted Securities
Mortgage- and Asset-Backed Securities
Collateralized Mortgage Obligations (CMOs)
Foreign Securities
Depositary Receipts
Lending of Portfolio Securities
Borrowing
High-Yield (High Risk) Securities
     In General
     Effect of Interest Rates and Economic Changes
     Payment Expectations
     Credit Ratings
     Liquidity and Valuation
     Recent and Proposed Legislation
U.S. Government Obligations
U.S. Government Agency Securities
Bank Obligations
Savings and Loan Obligations
     Price Volatility
     Maturity
     Credit Quality
     Temporary Defensive Position
Short-Term Corporate Debt Instruments
Municipal Obligations
Municipal Lease Obligations
Eurodollar and Yankee Obligations
Brady Bonds
When Issued Securities and Forward Commitment Contracts
Warrants
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities
Floating and Variable Rate Instruments
Short Sales Against the Box
Inverse Floating Rate Obligations
Loan Participations and Other Direct Indebtedness
Indexed Securities
Other Investment Companies
Foreign Investment Companies
Swaps and Related Transactions
Derivative Instruments
     General Description
     Special Risks of These Instruments
     General Limitations on Certain Derivative Transactions
     Options
     Yield Curve Options
     Spread Transactions
     Futures Contracts
     Foreign Currency-Related Derivative Strategies-Special Considerations Forward Currency Contracts
     Foreign Currency Transactions
     Hybrid Instruments

Combined Transactions

INVESTMENT RESTRICTIONS
     Fundamental Investment Restrictions
     Strong International Stock Portfolio and Strong Growth Portfolio Salomon U.S. Quality Bond Portfolio
     Salomon Money Market Portfolio
        Harris Associates Value Portfolio
     Lexington Corporate Leaders Portfolio
        Robertson Stephens Smaller Companies Portfolio
     MFS Total Return Portfolio
     Non-Fundamental Investment Restrictions
     Strong International Stock Portfolio and Strong Growth Portfolio Salomon U.S. Quality Bond Portfolio
        Harris Associates Value Portfolio
     Lexington Corporate Leaders Portfolio
        Robertson Stephens Smaller Companies Portfolio
     MFS Total Return Portfolio

MANAGEMENT OF THE TRUST
     Sub-Advisers
     Brokerage and Research Services
     Investment Decisions

DETERMINATION OF NET ASSET VALUE

TAXES

DIVIDENDS AND DISTRIBUTIONS

PERFORMANCE INFORMATION

SHAREHOLDER COMMUNICATIONS

ORGANIZATION AND CAPITALIZATION

PORTFOLIO TURNOVER

CUSTODIAN

LEGAL COUNSEL

INDEPENDENT ACCOUNTANTS

SHAREHOLDER LIABILITY

DESCRIPTION OF NRSRO RATINGS

FINANCIAL STATEMENTS


                     LPT VARIABLE INSURANCE SERIES TRUST

                     STATEMENT OF ADDITIONAL INFORMATION

                                CLASS A SHARES


DEFINITIONS

The "Trust"                   --  LPT Variable Insurance Series Trust.

"Adviser"                     --  LPIMC Insurance Marketing Services,
                                  the Trust's investment adviser.


INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST

 The Trust currently offers shares of beneficial interest of eight series (the "Portfolios") with separate investment objectives and policies. The investment objectives and policies of each of the Portfolios of the Trust are described in the Prospectus. This SAI contains additional information concerning certain investment practices and investment restrictions of the Trust.

Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this SAI are not fundamental, and the Trustees may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.

DESCRIPTION OF SECURITIES, INVESTMENT POLICIES AND RISK FACTORS

The Prospectus for each Portfolio indicates the extent to which each
Portfolio  may purchase the instruments or engage in the investment activities
described  below.   The discussion below supplements the information set forth in the Portfolio Prospectuses.

REPURCHASE AGREEMENTS

The Portfolios may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Portfolio buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Sub-Adviser for each Portfolio will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities. Each Portfolio will enter into repurchase agreements only with banks or dealers, which in the opinion of each Portfolio's Sub-Adviser based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy. A Portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Portfolios.

The Salomon U.S. Quality Bond Portfolio may invest in open repurchase agreements which vary from the typical agreement in the following respects:
(1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

A Portfolio may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry; to earn additional income on portfolio securities, such as Treasury bills and notes; or, with respect to the Strong International Stock Portfolio and the Strong Growth Portfolio, for arbitrage transactions discussed below. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a security to another party, such as a bank, in return for cash, and agrees to buy the security back at a future date and price. In a reverse repurchase agreement, the Portfolio generally retains the right to interest and principal payments on the security. Since a Portfolio receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing and therefore is subject to the overall percentage limitations on borrowings and the restrictions on the purposes of borrowing described therein. (See "Borrowing" and "Investment Restrictions.") When required by guidelines of the Securities and Exchange Commission ("SEC"), a Portfolio will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

A Portfolio may also enter into mortgage dollar rolls, in which the Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolio. (See "Borrowing.")

The mortgage dollar rolls and reverse repurchase agreements entered into by the Strong International Stock and Strong Growth Portfolios may be used as arbitrage transactions in which a Portfolio will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreement. Since a Portfolio will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Sub-Adviser believes that such arbitrage transactions do not present the risks to the Portfolios that are associated with other types of leverage.

ILLIQUID OR RESTRICTED SECURITIES

A Portfolio may invest in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Each Portfolio may invest up to 15% of its net assets in such securities or, with respect to the Strong International Stock Portfolio and Strong Growth Portfolio, such other amounts as may be permitted under the Investment Company Act of 1940 ("1940 Act"), (except 10% with respect to the Salomon Money Market Portfolio). The Board of Trustees of the Trust has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of these limitations. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), including securities that may be resold pursuant to Rule 144A under the 1933 Act, may be considered liquid. The Board of Trustees has adopted guidelines and delegated to the Sub-Advisers the daily function of determining and monitoring the liquidity of Rule 144A securities, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Sub-Advisers to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g. for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees of the Trust. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where it has exceeded its maximum percentage limitation with respect to its net assets which are invested in illiquid assets, including restricted securities which are not readily marketable, the Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

A Portfolio may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Portfolio. The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Notwithstanding the above, the Sub-Adviser for the Strong International Stock Portfolio and the Strong Growth Portfolio intends, as a matter of internal policy, to limit each of such Portfolio's investments in illiquid securities to 10% of its net assets.

MORTGAGE- AND ASSET-BACKED SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Portfolio purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

A Portfolio may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Portfolio failing to recover all or a portion of its investment, even though the securities are rated investment grade.

STRIPPED MORTGAGE SECURITIES. A Portfolio may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Portfolio's applicable restriction on investments in illiquid securities.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

     In addition to the stripped mortgage securities described above, a Portfolio may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolio may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.



COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bonds groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FOREIGN SECURITIES

Investment by a Portfolio in securities issued by companies or other issuers whose principal activities are outside the United States involves significant risks not present in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, less publicly available information is generally available about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign companies are not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. companies. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the repatriation of monies or other assets of a Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, the economies of particular countries or areas of the world may perform less favorably than the economy of the U.S. and the U.S. dollar value of securities denominated in currencies other than the U.S. dollar may be affected unfavorably by exchange rate movements. Each of these factors could influence the value of a Portfolio's shares, as well as the value of dividends and interest earned by a Portfolio and the gains and losses which it realizes. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the U.S. However, foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign companies (particularly those located in developing countries) are generally less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions and other fees are generally higher than on securities traded in the U.S. and may be non-negotiable. These is less overall governmental supervision and regulation of securities exchanges, securities dealers, and listed companies than in the U.S.

The Portfolios may invest in foreign securities that are restricted against transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

DEPOSITARY RECEIPTS

A Portfolio may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of a Portfolio's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

LENDING OF PORTFOLIO SECURITIES

Except with respect to the Harris Associates Value Portfolio, a Portfolio is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Sub-Adviser deems qualified, but only when the borrower maintains with the Portfolio's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Portfolios do not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Sub-Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. A Portfolio will retain authority to terminate any loans at any time. The Portfolios may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or
placing  broker.   The Portfolios will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Portfolios will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Portfolio's interest.

Other than the Salomon Money Market Portfolio, each of the Portfolios may lend up to 33 1/3% of the total value of its securities (except 30% with respect to the MFS Total Return Portfolio and 25% with respect to the Salomon U.S. Quality Bond Portfolio).

BORROWING

The Portfolios may borrow money from banks, limited by each Portfolio's investment restriction as to the percentage of its total assets that it may borrow, and may engage in mortgage dollar roll transactions and reverse repurchase agreements which may be considered a form of borrowing. (See "Mortgage Dollar Rolls and Reverse Repurchase Agreements," above.) In addition, the Strong International Stock Portfolio and the Strong Growth Portfolio may borrow up to an additional 5% of their respective total assets from banks for temporary or emergency purposes. A Portfolio will not purchase securities when bank borrowings exceed 5% of the Portfolio's total assets.

HIGH-YIELD (HIGH RISK) SECURITIES

IN GENERAL. Certain Portfolios have the authority to invest in non-investment grade debt securities (up to 5% of its net assets with respect to the Strong International Stock and Strong Growth Portfolios). Non-investment grade debt securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to "Description of NRSRO Ratings" for a discussion of securities ratings.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated securities market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Portfolio's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which would result in a lower return for the Portfolio.

CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on the Sub-Adviser's credit analysis than would be the case with investments in investment-grade debt securities. The Sub-Advisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Sub-Advisers continually monitor the investments in each Portfolio's portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. A Portfolio may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Portfolio's asset value and ability to dispose of particular securities, when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's investments. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

RECENT AND PROPOSED LEGISLATION. Recent legislation has been adopted, and from time to time proposals have been discussed, regarding new legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investments in these securities over time. It is not currently possible to determine the impact of the recent legislation or the proposed legislation on the lower-quality and comparable unrated securities market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government Obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

BANK OBLIGATIONS

Bank obligations include, but are not limited to, negotiable certificates of deposit, bankers' acceptances and fixed time deposits.

Fixed time deposits are obligations of U.S. banks, of foreign branches of U.S. banks, or of foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposit to a third party.

Obligations of foreign banks and foreign branches of United States banks involve somewhat different investment risks from those affecting obligations of United States banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks differ from those applicable to United States banks. In that connection, foreign banks are not subject to examination by any United States Government agency or instrumentality.

SAVINGS AND LOAN OBLIGATIONS

The Portfolios may invest in savings and loan obligations which are negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

DEBT OBLIGATIONS

A Portfolio may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates.

PRICE VOLATILITY. The market value of debt obligations is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines. A fund portfolio consisting primarily of debt obligations will react similarly to changes in interest rates.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting their credit research and analysis, the Sub-Advisers consider both qualitative and quantitative factors to evaluate the creditworthiness of
individual  issuers.    The Sub-Advisers also rely, in part, on credit ratings
compiled by a number of NRSROs. See the Appendix for additional information.

TEMPORARY DEFENSIVE POSITION. When a Sub-Adviser determines that market conditions warrant a temporary defensive position, the Portfolios may invest without limitation in cash and short-term fixed income securities, including U.S. Government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

SHORT-TERM CORPORATE DEBT INSTRUMENTS

A Portfolio may invest in commercial paper, which refers to short-term, unsecured promissory notes issued by U.S. and foreign corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

A Portfolio may also invest in non-convertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

MUNICIPAL OBLIGATIONS

Municipal Obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included with the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.

Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations are secured by revenues derived from the lease of property to state and local government units. The underlying leases typically are renewable annually by the governmental user, although the lease may have a term longer than one year. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and significant loss to a Portfolio. In the event of a termination, assignment or sublease by the governmental user, the interest paid on the municipal lease obligation could become taxable, depending upon the identity of the succeeding user.

EURODOLLAR AND YANKEE OBLIGATIONS

Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

BRADY BONDS

A portion of a Portfolio's fixed -income investments may be invested in certain debt obligations customarily referred to as "Brady Bonds", which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Brady Plan debt restructurings totaling approximately $73 billion have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds aggregating approximately $35 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS

A Portfolio may from time to time purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between the purchase and settlement, no payment is made by a Portfolio to the issuer and no interest on the debt obligations accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio's other assets. While when-issued securities may be sold prior to the settlement date, the Portfolios intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolios do not believe that their respective net asset values will be adversely affected by purchases of securities on a when-issued basis.

The Portfolios will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, a Portfolio will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

WARRANTS

A Portfolio may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

A Portfolio may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. The Salomon U.S. Quality Bond Portfolio may invest up to 10% of its assets in zero coupon bonds or strips. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

FLOATING AND VARIABLE RATE INSTRUMENTS

Certain of the floating or variable rate obligations that may be purchased by a Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Portfolio are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Portfolio will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, the demand instrument will be characterized as "not readily marketable" for such purpose.

A Portfolio's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Portfolio elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Trust's custodian subject to a sub-custodian agreement approved by the Trust between that bank and the Trust's custodian.

SHORT SALES AGAINST THE BOX

A Portfolio may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that a Portfolio owns or has the right to acquire, for delivery at a specified date in the future. If a Portfolio sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

INVERSE FLOATING RATE OBLIGATIONS

 Certain Portfolios may invest in inverse floating rate obligations, or "inverse floaters." Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

A Portfolio may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate a Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

A Portfolio's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a Portfolio will purchase, the Sub-Adviser will rely upon its (and not that of the original lending institutions) own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce a Portfolio's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of a Portfolio's investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Sub-Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Sub-Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described below.

INDEXED SECURITIES

A Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Index securities may include securities that have embedded swaps (see "Swaps and Related Transactions") and typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

OTHER INVESTMENT COMPANIES

As indicated under "Investment Restrictions", a Portfolio may from time to time invest in securities of other investment companies. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by the Portfolio expenses, including management fees; that is, there will be a layering of certain fees and expenses.

FOREIGN INVESTMENT COMPANIES

Some of the countries in which a Portfolio may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

SWAPS AND RELATED TRANSACTIONS

A Portfolio may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Portfolio's investment objective and policies.

A Portfolio will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If a Portfolio enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying as the case may be, only the net amount of the two payments), the Portfolio will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If the Portfolio enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If a Sub-Adviser is incorrect in its forecasts of such factors, the investment performance of the Portfolio would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. The Portfolio anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

DERIVATIVE INSTRUMENTS

GENERAL DESCRIPTION. As discussed in the Prospectus, the Sub-Advisers for certain Portfolios may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, and forward currency contracts for any lawful purpose, such as to hedge a Portfolio's investments, risk management, or to attempt to enhance returns.

The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Portfolio's ability to use these instruments will be limited by tax considerations.

In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers expect to discover additional derivative instruments and other hedging techniques. These new opportunities may become available as the Sub-Advisers develop new techniques or as regulatory authorities broaden the range of permitted transactions. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with a Portfolio's investment objective and permitted by a Portfolio's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF THESE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Sub-Adviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-Advisers are experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security in the Portfolio's investments, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Portfolio could suffer a loss.

     (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Portfolio.

GENERAL LIMITATIONS ON CERTAIN DERIVATIVE TRANSACTIONS. The Trust will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility will include representations that the Trust will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Trust may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such options positions are "in the money," do not exceed 5% of the Trust's net assets. Adoption of these guidelines does not limit the percentage of the Trust's assets at risk to 5%.

In addition, (i) the aggregate value of securities underlying call options on securities written by a Portfolio or obligations underlying put options on securities written by a Portfolio determined as of the date the options are written will not exceed 50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by a Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) a Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of a Portfolio's total assets.

The foregoing limitations are not fundamental policies of the Portfolios and may be changed by the Trust's Board of Trustees without shareholder approval as regulatory agencies permit.

Transactions using options (other than purchased options) expose a Portfolio to counter-party risk. To the extent required by SEC guidelines, a Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or
(2) cash and liquid high grade debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Portfolio will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts as a cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS. A Portfolio may purchase and write put and call options on securities, on indices of securities, and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Portfolio would be considered illiquid to the extent described under "Illiquid or Restricted Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Portfolio may include European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options which are exercisable at any time prior to the expiration date of the option.

A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing
purchase  transaction.   Conversely, a Portfolio may terminate a position in a
put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between a Portfolio and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by a Portfolio as well as the loss of any expected benefit of the transaction.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Portfolios intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any, particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

A Portfolio may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

YIELD CURVE OPTIONS: A Portfolio may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a Portfolio may purchase or write such options for hedging purposes. For example, a Portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Sub-Adviser, a Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Portfolio will be "covered". A call (or put) option is covered if the Portfolio holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Portfolio's net liability under the two options. Therefore, a Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Portfolio's assets (the "SEC illiquidity ceiling"). The Sub-Advisers intend to limit a Portfolio's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Portfolios intend to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Portfolio will have in place with such primary dealers will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. A Portfolio may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

SPREAD TRANSACTIONS. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Portfolio does not own, but which is used as a benchmark. The risk to the Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. A Portfolio may enter into futures contracts, including interest rate, index, and foreign currency futures. A Portfolio may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Portfolio's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices and currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices and currency exchange rates. A Portfolio's futures transactions may be entered into for any lawful purpose such as hedging purposes, risk management, or to enhance returns. A Portfolio may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Portfolio will engage in this strategy only when a Sub-Adviser believes it is more advantageous to the Portfolio than is purchasing the futures contract.

To the extent required by regulatory authorities, the Portfolios only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Portfolio's exposure to market, currency, or interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g. debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Portfolio upon entering into a futures contract. Instead, at the inception of a futures contract, the Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES-SPECIAL CONSIDERATIONS. A Portfolio may also use options and futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated. The Portfolio may utilize foreign currency-related derivative instruments for any lawful purposes such as for bona fide hedging or to seek to enhance returns through exposure to a particular foreign currency. Such currency hedges can protect against price movements in a security the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Portfolio might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.
 In such cases, the Portfolio may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Portfolio will normally purchase OTC options on foreign currency only when the Sub-Adviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

A Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency for any lawful purpose. Such transactions may serve as long hedges -- for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Portfolio intends to acquire. Forward currency contracts may also serve as short hedges -- for example, the Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

A Portfolio may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Portfolio may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owns securities denominated in a foreign currency and the Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counter party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counter party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counter party. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counter party, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

FOREIGN CURRENCY TRANSACTIONS

Although the Strong International Stock Portfolio values its assets daily in U.S. dollars, it is not required to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolio's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Portfolio could suffer a loss of some or all of the amounts deposited. The Portfolio may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

HYBRID INSTRUMENTS

Hybrid Instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these Hybrid Instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the Hybrid Instrument, the creditworthiness of the counterparty to the transaction would be a risk factor which a Portfolio would have to consider. Hybrid Instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.

COMBINED TRANSACTIONS

The Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of a Sub-Adviser, it is in the best interest of a Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio. Under the 1940 Act and the rules thereunder, "majority of the outstanding voting securities" of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, and (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, as the case may be.

STRONG INTERNATIONAL STOCK PORTFOLIO AND STRONG GROWTH PORTFOLIO

Each of the Strong Portfolios:

     1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S.
government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

  2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing such as reverse repurchase agreement and mortgage "dollar roll" transactions, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Portfolio may also borrow money from the other Strong Funds for which it serves as investment adviser or other persons to the extent permitted by applicable law.

     3.  May not issue senior securities, except as permitted under the 1940
Act.

     4. May not act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

     5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

     6. May not make loans if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     7. May not purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

     8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Portfolio.

SALOMON U.S. QUALITY BOND PORTFOLIO

The Salomon U.S. Quality Bond Portfolio may not:

     (1) Own more than 10% of the outstanding voting securities of any one issuer, and as to seventy-five percent (75%) of the value of the total assets of the Portfolio, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act, if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets.

     (2) Invest more than 25% of the value of its respective assets in any particular industry (other than U.S. Government securities).

     (3) Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

     (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     (5) Lend any security or make any other loan if, as a result, more than 25% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) Act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

     (7) Invest more than 15% of the Portfolio's net assets in securities which are restricted as to disposition under federal securities law, or securities with other legal or contractual restrictions or resale. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act which the Board of Trustees has determined to be liquid.

     (8) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Trust or the investment adviser or sub-adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.

     (9) The Portfolio will not issue senior securities except that it may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts.

SALOMON MONEY MARKET PORTFOLIO

The Salomon Money Market Portfolio may not:

     (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations;

     (2) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

     (3) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Portfolio's shareholders), provided that the Portfolio may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost- or penny-rounding method, if immediately after any such purchase the Portfolio does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

     (4) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

     (5) sell securities short;

     (6) purchase or sell commodities or commodity contracts, including futures contracts;

     (7) invest for the purpose of exercising control over management of any company;

     (8) make loans, except that the Portfolio may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

     (9) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting;

     (10) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (11) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

     (12) purchase warrants.

With respect to the Salomon Money Market Portfolio, for the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, both the special purpose entity issuing the receivables-backed obligations and the issuer of the underlying receivables will be considered an issuer.

HARRIS ASSOCIATES VALUE PORTFOLIO

The Harris Associates Value Portfolio may not:

     1. In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2.  Acquire securities of any one issuer which at the time of investment
(a) represent more than 10% of the voting securities of the issuer, or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

     4. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing;

     5. Issue any senior security except in connection with permitted borrowings; or

     6. Underwrite the distribution of securities of other issuers; however the Portfolio may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Portfolio could be regarded as an underwriter as defined by that Act with respect to such resale;

     7.  Make loans, but this restriction shall not prevent the Portfolio from
(a) investing in debt obligations, (b) investing in repurchase agreements
(A repurchase agreement involves a sale of securities to the Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses);

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

     10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization. (In addition to this investment restriction, the Investment Company Act of 1940 provides that the Portfolio may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Portfolio's assets (valued at the time of investment) in all investment company securities purchased by the Portfolio. Investment in the shares of another investment company would require the Portfolio to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Portfolio.)

LEXINGTON CORPORATE LEADERS PORTFOLIO

The Lexington Corporate Leaders Portfolio will not:

     a.  issue any senior security (as defined in the 1940 Act), except that
(a) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Portfolio may borrow money as authorized by the 1940 Act.

     b. act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Portfolio, the Portfolio may be deemed to be an underwriter under the provisions of the 1933 Act.

     c. purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

     d. invest in commodity contracts, except that the Portfolio may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     e. make loans, except that, to the extent appropriate under its investment program, the Portfolio may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;

     f. hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 50% of the value of the Portfolio's total assets. Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are excluded from this restriction;

     g. concentrate its investments in any one industry except that the Portfolio may invest up to 25% of its total assets in securities issuers principally engaged in any one industry. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, or bankers' acceptances, or securities of U.S. banks and bank holding companies;

     h. borrow money, except that (a) the Portfolio may enter into certain futures contracts and options related thereto; (b) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Portfolio may pledge its portfolio securities or receivable or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Portfolio may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

ROBERTSON STEPHENS SMALLER COMPANIES PORTFOLIO

The Robertson Stephens Smaller Companies Portfolio may not:

     1. issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

     2. purchase securities on margin (but may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

     3. borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

     4. act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     5. (i) as to 75% of the Portfolio's total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) purchase any security if as a result 25% or more of the Portfolio's total assets (taken at current value) would be invested in a single industry;

     6. make loans, except by purchase of debt obligations or other financial instruments in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities;

     7. purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the prospectus or this SAI at the time;

     8. purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

MFS TOTAL RETURN PORTFOLIO

The MFS Total Return Portfolio shall not:

     (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed and then only as a temporary measure for extraordinary or emergency purposes;

     (2) underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

     (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities;

     (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     (5) make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan; or

     (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are non-fundamental and may be changed by the Trustees of the Trust without shareholder approval. Although shareholder approval is not necessary, the Trust intends to notify its shareholders before implementing any material change in any non-fundamental investment restriction.

STRONG INTERNATIONAL STOCK PORTFOLIO AND STRONG GROWTH PORTFOLIO

Each of the Strong Portfolios may not:

     1. Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

     2. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

     3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

     4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

     5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Portfolio.

     6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

     7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Portfolio may invest in the securities of issuers that engage in these activities.

     8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the CEA and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA), provided, however, that the Portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Portfolio's net assets.

     In addition, (i) the aggregate value of securities underlying call options on securities written by the Portfolio or obligations underlying put options on securities written by the Portfolio determined as of the date the options are written will not exceed 50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) the Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Portfolio's total assets.

     9. Pledge, mortgage or hypothecate any assets owned by the Portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of the borrowing or investment.

     10. Purchase or retain the securities of any issuer if any officer or trustee of the Trust or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and trustees together own beneficially more than 5% of the securities of such issuer.

     11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

     13. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

SALOMON U.S. QUALITY BOND PORTFOLIO

The Salomon U.S. Quality Bond Portfolio's additional investment restrictions are as follows:

     (a) Portfolio investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of a Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to securities shall be deemed to be without value for the purpose of monitoring this policy.

     (b) The Portfolio does not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

     (c) The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     (d) The Portfolio does not currently intend to (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and
(ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (e) The Portfolio does not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

     (f) The Portfolio intends to comply with the CFTC regulations limiting its investments in futures and options for non-hedging purposes.

HARRIS ASSOCIATES VALUE PORTFOLIO

The Harris Associates Value Portfolio will not:

     1. Invest more than (a) 5% of its total assets (valued at the time of investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers") or (b) more than 15% of its total assets (valued at time of investment) in restricted securities and securities of unseasoned issuers;

     2. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost;

     3. Make margin purchases or participate in a joint or on a joint or several basis any trading account in securities;

     4. Invest in companies for the purpose of management or the exercise of control;

     5. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     6. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

     7. Invest more than 25% of its total assets (valued at time of investment) in securities of non-U.S. issuers (other than securities represented by American Depository Receipts);

     8. Make short sales of securities unless the Portfolio owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

     9. Purchase a call option or a put option if the aggregate premium paid for all call and put options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money);

     10. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

     11. Purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the Portfolio's total assets.

Notwithstanding the foregoing investment restrictions, the Portfolio may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Portfolio's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Portfolio's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Portfolio may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Portfolio's portfolio securities with the result that the Portfolio would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

LEXINGTON CORPORATE LEADERS PORTFOLIO

The Lexington Corporate Leaders Portfolio will not:

     i. purchase the securities of any other investment company, except as permitted under the 1940 Act.

     ii. purchase any securities on margin or make short sales of securities, other than short sales "against the box", or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Portfolio.

     iii. buy securities from or sell securities (other than securities issued by the Portfolio) to any of its officers, trustees or its investment adviser or sub-adviser or distributor as principal.

     iv. contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Portfolio.

     v. purchase securities of an issuer if to the Portfolio's knowledge, one or more of the Trustees or officers of the Trust, the adviser or the sub-adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer nor will the Portfolio hold the securities of such issuer.

     vi. except for investments which, in the aggregate, do not exceed 5% of the Portfolio's total assets taken at market value, purchase securities unless the issuer thereof or any company on whose credit the purchase was based has a record of at least three years continuous operations prior to the purchase.

     vii. invest for the purpose of exercising control over or management of any company.

     viii. write, purchase or sell puts, calls or combinations thereof. However, the Portfolio may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     ix. The Portfolio will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered.
 The Sub-Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     x. The Portfolio will not purchase interests in oil, gas, mineral leases or other exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other materials.

ROBERTSON STEPHENS SMALLER COMPANIES PORTFOLIO

The Robertson Stephens Smaller Companies Portfolio does not currently intend to:

     1. purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in such securities, or (ii) more than 5% of the Portfolio's total assets (excluding any securities eligible for resale under Rule 144A under the Securities
Act of 1933) would be invested in such securities;

     2. invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and
(c) above;

     3. invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

     4.  invest in real estate limited partnerships;

     5. purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

     6.  make investments for the purpose of exercising control or management;

     7. investment in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

     8.  acquire more than 10% of the voting securities of any issuer;

     9. invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933);

     10. purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

     In addition, the Portfolio will only sell short securities that are traded on a national securities exchange in the U.S. (including the National Association of Securities Dealers' Automated Quotation National Market System) or in the country where the principal trading market in the securities is located. (This limitation does not apply to short sales against the box).

MFS TOTAL RETURN PORTFOLIO

The MFS Total Return Portfolio will not:

     (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Portfolio's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

     (2) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

     (3) purchase any securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Portfolio may make margin deposits in connection with any type of swap, option, futures contracts and forward contracts;

     (4) sell any security which the Portfolio does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

     (5) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, futures contracts and forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

     (6) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of (1) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign currencies and futures contracts;

     (7) invest for the purpose of exercising control of management.

These investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

MANAGEMENT OF THE TRUST

The Trust's Board of Trustees has the responsibility for the overall management of the Trust, including general supervision and review of their investment activities. The Board of Trustees, in turn, appoints the officers who are responsible for administering the day-to-day operations of the Trust. Listed below are the Trustees and officers of the Trust and their affiliations and principal occupations for the past five years.


                      Position Held           Principal Occupation
Name and Address     With the Trust          During Past 5 Years
-------------------  ----------------------  -------------------------------

George C. Nicholson   Vice President,         Chief Financial Officer,
                      Treasurer & Principal   Secretary and Director - Life
                      Financial Officer and   Company; Treasurer and Director
                      Principal Accounting    (since September 1994) - London
                      Officer                 Pacific Financial & Insurance
                                              Services; Senior Manager - Ernst
                                              & Young, Louisville, Kentucky
                                              from January 1985 to August 1994

Mark E. Prillaman*    President, Principal    Executive Vice President
                      Executive Officer and   and Chief Marketing Officer of
                      Trustee                 the Life Company and Adviser
                                              since February 1994;
                                              prior thereto, Regional
                                              Marketing Director, American
                                              Skandia Assurance Company

Raymond L. Pfeister   Trustee                 Principal, Chief Marketing
                                              Officer of Fred Alger
                                              Management, Inc.

Robert H.  Singletary Trustee                 Senior Capital Markets Advisor
                                              of U.S. Agency for International
                                              Development since 1996; Chief of
                                              Enforcement, San Francisco
                                              Office, U.S. Securities and
                                              Exchange Commission from 1990
                                              to 1996.

Jerry T. Tamura*      Vice President and      Vice President - Administrative
                      Secretary               Services of the Life Company
                                              since 1989.

James A. Winther         Trustee              President of WMI Corporation since
                                              1983



*  Interested person of the Trust within the meaning of the 1940 Act.



Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives fee of $2,500 for attendance at each Trustees' meeting and is reimbursed for expenses incurred in connection with attending Trustees' meetings. No Trustee receives any other compensation directly from the Trust.

For the period ended December 31, 1996, the disinterested trustees received the following fees for service as Trustee:

                                         Pension or            Total
                          Aggregate      Retirement Benefits   Compensation
                          Compensation   Accrued As Part of    from Trust and
Trustee                   From Trust     of Trust Expenses     Fund Complex

Raymond L. Pfeister        __________         -0-              ___________

Robert H. Singletary       __________         -0-              ___________

James Winther              __________         -0-              ___________

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

Under the Investment Advisory Agreement between the Trust and the Adviser (the "Investment Advisory Agreement"), the Adviser, at its expense, provides the Portfolios with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Portfolio. The fees to be paid under the Investment Advisory Agreement are set forth in the Trust's prospectus.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the Investment Company Act of 1940, and subject further to such policies and instructions as the Trustees may from time to time establish.

The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust.

Under the Investment Advisory Agreement, the Trust is responsible for all its other expenses including, but not limited to, the following expenses: legal, auditing or accounting expenses, Trustees' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios.

The Investment Advisory Agreement provides that neither the Adviser nor any director, officer or employee of the Adviser will be liable for any loss suffered by the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties. In addition, the Agreement provides for indemnification of the Adviser by the Trust.

The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees, as to any Portfolio by the shareholders of that Portfolio, or by the Adviser on 60 days written notice. The Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Portfolio(s), and provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Trustees or the shareholders of the Portfolio, and, in either case, by a majority of the Trustees who are not "interested persons" of the Adviser. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Adviser has undertaken to bear certain operating expenses of each Portfolio as described in the Prospectus.

State Street Bank and Trust Company provides certain accounting and other services to the Trust.

SUB-ADVISERS

Each of the Sub-Advisers described in the Prospectus serves as Sub-Adviser to one or more of the Portfolios of the Trust pursuant to separate written
agreements.    Certain  of the services provided by, and the fees paid to, the
Sub-Advisers are described in the Prospectus under "Management of the Trust - Sub-Advisers."

BROKERAGE AND RESEARCH SERVICES

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, the Sub-Advisers, having in mind the Trust's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers may receive research, statistical, and quotation services from any broker-dealers with which they place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various other clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, a Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides brokerage and research services to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Trustees may adopt from time to time.

During the Trusts' fiscal year ended December 31, 1996, the Portfolios paid the following amounts in brokerage commissions:

     Harris Associates Value Portfolio               $________________

     Lexington Corporate Leaders Portfolio           $________________

     Strong Growth Portfolio                         $________________

     Strong International Stock Portfolio            $________________

     Robertson Stephens Smaller Companies Portfolio  $________________

     MFS Total Return Portfolio                      $________________

     Salomon U.S. Quality Bond Portfolio             $________________

     Salomon Money Market Portfolio                  $________________


INVESTMENT DECISIONS. Investment decisions for the Trust and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of a Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of a Sub-Adviser in the interest of achieving the most favorable net results for the Trust.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined daily as of 4:00 p.m. New York time on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following
national  holidays:    New  Year's Day, President's Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined.

The net asset value of the shares of the Portfolios is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities will be valued by the Trust's custodian. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times.
Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

TAXES

Each Portfolio of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to the separate account of the Life Company. As a Massachusetts business trust, a Portfolio under present law will not be subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

With respect to investment income and gains received by a Portfolio from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

A Portfolio's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations. A Portfolio's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio's distributions of book income to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income in order to permit the Trust to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

It is the policy of each of the Portfolios to meet the requirements of the Code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code. One of these requirements is that less than 30% of a Portfolio's gross income must be derived from gains from sale or other disposition of securities held for less than three months (with special rules applying to so-called designated hedges). Accordingly, a Portfolio will be restricted in selling securities held or considered under Code rules to have been held less than three months, and in engaging in hedging or other activities (including entering into options, futures, or short-sale transactions) which may cause the Trust's holding period in certain of its assets to be less than three months.

This discussion of the federal income tax and state tax treatment of the Trust and its shareholders is based on the law as of the date of this SAI. It does not describe in any respect the tax treatment or offsets of any insurance or other product pursuant to which investments in the Trust may be made.

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually. Both dividends and capital gain distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

PERFORMANCE INFORMATION

A Portfolio's yield is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the Portfolio on the last day of the base period. The result is annualized on a compounding basis to determine the Portfolio's yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

From time to time the Salomon Money Market Portfolio may make available information as to its "yield" and "effective yield." The "yield" of the Salomon Money Market Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Salomon Money Market Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

From time to time, the Adviser may reduce its compensation or assume expenses in respect of the operations of a Portfolio in order to reduce the Portfolio's
expenses.    Any  such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.

The performance of the Portfolios may, from time to time, be compared to that of other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

The Prospectus contains historical performance information of Strong Growth Fund, MFS Total Return Fund, Strong International Stock Fund, The Oakmark Fund, which are public mutual funds which have the same investment objective and follow substantially the same investment strategies as Strong Growth Portfolio, MFS Total Return Portfolio, Strong International Stock Portfolio, Harris Associates Value Portfolio, respectively.

The  performance  of those public mutual funds is commonly measured as total
return.   An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ["n"] according to the formula:
                                   n
                          P (1 + T)   =  ERV

The Prospectus contains comparative performance information with respect to the S&P 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a broad index of common stock prices which assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing.

Investors should not consider this performance data as an indication of the future performance of any of the Portfolios in the Trust.

From time to time indications of the Portfolios' past performance may be published. Such performance will be measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Bank Rate Monitor, Financial Planning Magazine, Standard & Poor's Indices, Dow Jones Industrial Averages, VARDS, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. Information provided to the NASD for review may be used as advertisements for publication in regional and local newspapers. In addition, Portfolio performance may be advertised relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index - Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 4500 Index;
(k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and non-U.S. bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (p) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (q) the FT-Actuaries Europe and Pacific Index; (r) mutual fund performance indices published by Variable Annuity Research & Data Service; and (s) mutual fund performance indices published by Morningstar, Inc. The composition of the investment in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Portfolio's performance figures.

A Portfolio's investment results will vary from time to time depending upon market conditions, the composition of its investment portfolio and its operating expenses. Yield and performance information of any Portfolio will not be compared with such information for funds that offer their shares directly to the public, because Portfolio performance data does not reflect charges imposed by the Life Company on the variable contracts. The effective yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding division of the Life Company's separate account, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Accordingly, performance figures for a Portfolio will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisements. Variable annuity contractholders should consult the variable annuity contract prospectus for further information. Each Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.

SHAREHOLDER COMMUNICATIONS

Owners of VA contracts issued by the Life Company for which shares of one or more Portfolios are the investment vehicle are entitled to receive from the Life Company unaudited semi-annual financial statements and audited year-end financial statements certified by the Trust's independent public accountants. Each report will show the investments owned by the Portfolio and the market value thereof and will provide other information about the Portfolio and its operations.

ORGANIZATION AND CAPITALIZATION

The Trust is an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in a fundamental investment policy for the Strong Growth Portfolio would be voted upon only by shareholders of the Strong Growth Portfolio. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable.
Shares are entitled to dividends as declared by the Trustees, and if a Portfolio were liquidated, the shares of that Portfolio would receive the net assets of that Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The  Trust is authorized to subdivide each series (Portfolio) into two or more
classes.    Currently,  shares  of the Portfolios are divided into Class A and
Class  B.   Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. To date, the Trust has never offered any Class B shares for sale.

Additional Portfolios may be created from time to time with different investment objectives or for use as funding vehicles for variable life insurance policies or for different variable annuity contracts. Any additional Portfolios may be managed by investment advisers or sub-advisers other than the current Adviser and Sub-Advisers. In addition, the Trustees have the right, subject to any necessary regulatory approvals, to create additional classes of shares in a Portfolio, with the classes being subject to different charges and expenses and having such other different rights as the Trustees may prescribe and to terminate any Portfolio of the Trust.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Portfolio is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

The Trust's Board of Trustees periodically reviews the Adviser's and Sub-Advisers' performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolios, and reviews the commissions paid by the Portfolios to determine whether such commissions are reasonable in relation to what the Trustees believe are the benefits for the Portfolios.

CUSTODIAN

State Street Bank and Trust Company is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.

LEGAL COUNSEL

Legal matters in connection with the offering are being passed upon by Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.

INDEPENDENT ACCOUNTANTS

The Trust has selected Price Waterhouse LLP as the independent accountants who will audit the annual financial statements of the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

DESCRIPTION OF NRSRO RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF S&P CORPORATE RATINGS

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB-B-CCC-CC AND C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A "C" rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

DESCRIPTION OF DUFF CORPORATE RATINGS

     AAA - Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

     AA - risk is modest but may vary slightly from time to time because of economic conditions.

     A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB - Investment grade. Considerable variability in risk during economic cycles.

     BB - Below investment grade but deemed likely to meet obligations when
due.   Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

     SUBSTANTIAL RISK - Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with favorable company developments.

DESCRIPTION OF FITCH CORPORATE RATINGS

     AAA - Bonds considered to be investment grade and of the highest credit
quality.   The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

     A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB - Bonds considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

     B - Bonds considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

     CCC - Bonds which may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

     CC - Bonds which are minimally protected. Default in payment of interest and/or principal seems probable.

     C - Bonds which are in imminent default in payment of interest or principal.

DESCRIPTION OF THOMSON BANKWATCH, INC. CORPORATE RATINGS

     AAA - Long-term fixed income securities that are rated AAA indicate that the ability to repay principal and interest on a timely basis is very high.

     AA - Long-term fixed income securities that are rated AA indicate a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     TBW may apply plus ("+") and minus ("-") modifiers in the AAA and AA categories to indicate where within the respective category the issue is placed.

DESCRIPTION OF IBCA LIMITED AND IBCA INC. CORPORATE RATINGS

     AAA - Obligations which are rated AAA are considered to be of the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

     AA - Obligations which are rated AA are considered to be of a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payments is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1. An A-3 designation indicates an adequate capacity for timely payment. Issues with this designation, however, are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B issues are regarded as having only speculative capacity for timely payment. C issues have a doubtful capacity for payment. D issues are in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trend and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. P-3 issuers have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime issuers do not fall within any of the Prime rating categories.

DESCRIPTION OF DUFF'S COMMERCIAL PAPER RATINGS

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF IBCA LIMITED AND IBCA INC. COMMERCIAL PAPER RATINGS

     A1 - Short-term obligations rated A1 are supported by a very strong
capacity  for  timely  repayment.   A plus ("+") sign is added to those issues
determined to possess the highest capacity for timely payment.

     A2 - Short-term obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

DESCRIPTION OF THOMSON BANKWATCH, INC. COMMERCIAL PAPER RATINGS

     TBW-1 - Short-term obligations rated TBW-1 indicate a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 - Short-term obligations rated TBW-2 indicate that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.




                                FINANCIAL STATEMENTS

                                [TO BE FILED BY AMENDMENT]



                                    PART C

                              OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS:

[TO BE FILED BY AMENDMENT]

(B)  EXHIBITS

 (1) (c)  Amended and Restated Declaration of Trust**


 (2)  By-laws of Trust*

 (3)  Not Applicable

 (4)  Not Applicable

 (5) (a)  Investment Advisory Agreement**
     (b)  Amendment to Investment Advisory Agreement
          (to be filed by amendment)

     (c)  Sub-Advisory Agreements*

 (6)  Not Applicable

 (7)  Not Applicable

 (8) Form of Custodian Agreement and Fund Accounting Agreement between the Registrant and the Custodian*

 (9)  Form of Subadministration Agreement for Reporting and
      Accounting Services between the Registrant and the Subadministrator***

(10)  Consent and Opinion of Counsel

(11)  Not Applicable

(12)  Not Applicable

(13)  Not Applicable

(14)  Not Applicable

(15)  Not Applicable

(16)  Not Applicable

(27) Financial Data Schedules
     (to be filed by amendment)

     * incorporated by reference to Registrant's Registration Statement on Form N-1A (File No. 33-88792), as filed August 7, 1995.

    ** incorporated by reference to Registrant's Pre-Effective Amendment
       No. 2 to Form N-1A (File No. 33-88792), as filed electronically on January 26, 1996.

   *** incorporated by reference to Registrant's Post-Effective Amendment
       No. 1 to Form N-1A (File No. 33-88792), as filed electronically on September 13, 1996.




ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

None

ITEM 27.  INDEMNIFICATION

Each officer, Trustee or agent of the Trust shall be indemnified by the Trust to the full extent permitted under the General Laws of The Commonwealth of Massachusetts and the Investment Company Act of 1940 ("1940 Act"), as amended, except that such indemnity shall not protect any such person against any liability to the Trust or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). Indemnification shall be made when (i) a final decision on the merits, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the company as defined in section 2(a)(19) of the 1940 Act, nor parties to the proceedings or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of a quorum of Trustees who are not interested persons, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees of the Trust,or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification. The law of Massachusetts is superseded by the 1940 Act insofar as it conflicts with the 1940 Act or rules published thereunder.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-
          ADVISERS

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of the Registrant's Investment Adviser is, or at any time during the past two years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

NAME AND PRINCIPAL
 BUSINESS ADDRESS        BUSINESS AND OTHER CONNECTIONS
-----------------------  ------------------------------------------------

Ian K. Whitehead         President, Chief Executive Officer and Director
1755 Creekside Oaks Dr.  of the Adviser; President, Chief Executive
Sacramento, CA 95833     Officer and Director - Life Company; Chairman and
                         Director - London Pacific Financial & Insurance
                         Services; Chief Financial Officer - Govett & Company
                         Limited; Chairman - North American Trust
                         Company, an affiliate of the Life Company

Arthur I. Trueger        Chairman of the Board and Director of the
650 California St.       Adviser; Chairman of the Board and Director -
San Francisco, CA 94108  Life Company; Executive Chairman - Govett &
                         Company Limited

George C. Nicholson      Chief Financial Officer and Director of the
3109 Poplarwood Court    Adviser; Chief Financial Officer, Secretary
Raleigh, NC 27604        and Director - Life Company; Treasurer and
                         Director (since September 1994) - London Pacific
                         Financial & Insurance Services; Senior Manager
                         - Ernst & Young, Louisville, Kentucky from
                         January 1985 to August 1994

Mark E. Prillaman        Executive Vice President and Chief Marketing
1755 Creekside Oaks Dr.  Officer of the Adviser and the Life Company
Sacramento, CA 95833     (since February 1994); Regional Marketing
                         Director - American Skandia Assurance Company,
                         from August 1989 to February 1994

Susan Y. Gressel         Vice President and Treasurer of the Adviser;
3109 Poplarwood Court    Vice President and Treasurer - Life Company
Raleigh, NC 27604

Charles M. King          Vice President and Controller of the Adviser;
3109 Poplarwood Court    Vice President and Controller - Life Company
Raleigh, NC 27604

William J. McCarthy      Vice President and Chief Actuary of the Adviser;
3109 Poplarwood Court    Vice President and Chief Actuary - Life Company
Raleigh, NC 27604

Charlotte M. Stott       Vice President, Marketing of the Adviser; Vice
1755 Creekside Oaks Dr.  President, Marketing - Life Company
Sacramento, CA 95833

Jerry T. Tamura          Vice President - Administrative Services of the
1755 Creekside Oaks Dr.  Adviser; Vice President - Administrative
Sacramento, CA 95833     Services - Life Company; Chairman, President and
                         Chief Executive Officer - London Pacific
                         Financial & Insurance Services

Jerry S. Waters          Vice President, Technology Services of the
1755 Creekside Oaks Dr.  Adviser; Vice President, Technology Services -
Sacramento, CA 95833     Life Company



The principal address of Registrant's Investment Adviser is 1755 Creekside Oaks Drive, Sacramento, California 95833.

With respect to information regarding the Sub-Advisers, reference is hereby made to "Management of the Trust" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Sub-Advisers, reference is made to the current Form ADVs of the Sub-Advisers filed under the Investment Advisers Act of 1940, incorporated herein by reference, the file numbers of which are as follows:

     Robertson, Stephens & Company Investment Management, L.P.
          File No. 801-144125

     Harris Associates L.P.
          File No. _________

     Lexington Management Corporation
          File No. 801-8281

     Strong Capital Management, Inc.
          File No. 801-10724

     Massachusetts Financial Services Company
          File No. 801-17352

     Salomon Brothers Asset Management Inc
          File No. 801-32046

ITEM 29.  PRINCIPAL UNDERWRITER

Not Applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include the Registrant's Secretary; the Registrant's investment adviser, LPIMC Insurance Marketing Services; and the Registrant's custodian, State Street Bank and Trust Company. The address of the Secretary and LPIMC Insurance Marketing Services is 31 Poplarwood Court, Raleigh, NC 27604.

ITEM 31.  MANAGEMENT SERVICES

Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS

 Not Applicable.








                                  SIGNATURES




Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh, and State of North Carolina on the 6th day of March, 1997.

                                   LPT VARIABLE INSURANCE SERIES TRUST


                                By: /S/ GEORGE C. NICHOLSON
                                    __________________________________________
                                    George C. Nicholson
                                    Vice President and Treasurer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 has been signed below by the following persons in the capacities and on the date indicated.

        SIGNATURE                      TITLE                   DATE
        ---------                      -----                   ----

/S/ MARK E. PRILLAMAN*           President, Principal          March 6, 1997
-------------------------------                                ----------------
Mark E. Prillaman                Executive Officer and
                                 Trustee

/S/ GEORGE C. NICHOLSON          Vice President, Treasurer,    March 6, 1997
-------------------------------                                ----------------
George C. Nicholson              Principal Financial
                                 Officer and Principal
                                 Accounting Officer

/S/ RAYMOND L. PFEISTER*         Trustee                       March 6, 1997
-------------------------------                                -----------------
Raymond L. Pfeister

/S/ ROBERT H. SINGLETARY*                                      March 6, 1997
------------------------------- Trustee                        -----------------
Robert H.  Singletary

/S/ JAMES WINTHER*               Trustee                       March 6, 1997
-------------------------------                                ----------------
James Winther


*By:   /s/ GEORGE C. NICHOLSON
     -------------------------
     George C. Nicholson
     Attorney-in-Fact



                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Robert H. Singletary, Jr., a Trustee of LPT VARIABLE INSURANCE SERIES TRUST, a Massachusetts Business Trust (the "Trust"), do hereby nominate, constitute and appoint Mark E. Prillaman and George C. Nicholson (with full power to each of them to act alone) as my lawful attorney-in-fact and agent, for me and in my name, as a Trustee of the Trust, to make, execute and sign all amendments to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorneys and each of them, full power and authority to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 25th day of February, 1997.


                                              /S/ ROBERT H. SINGLETARY, JR.
                                              _________________________________
                                              Robert H. Singletary, Jr.

WITNESS:

/S/ S.P. WALSH
____________________________




                                   PART II



                                   EXHIBITS

                                      TO

                       POST-EFFECTIVE AMENDMENT NO. 2

                                      TO

                                  FORM N-1A

                                     FOR

                     LPT VARIABLE INSURANCE SERIES TRUST



                              INDEX TO EXHIBITS

                                                                        PAGE

EX-99.B10     Consent and Opinion of Counsel